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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 2004


                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                         1-2199
  (STATE OR OTHER JURISDICTION                      (COMMISSION FILE NUMBER)
      OF INCORPORATION)


                                   39-0126090
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)


      5075 WESTHEIMER, SUITE 890
           HOUSTON, TEXAS                                    77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2004, the Company's subsidiary, AirComp LLC, entered into an Asset Purchase Agreement with Diamond Air Drilling Services, Inc., a Texas corporation and Marquis Bit Co., L.L.C., a New Mexico limited liability company, Greg Hawley, Tammy Hawley, Clay Wilson and Linda Wilson, relating to the acquisition of assets described it Item 2.01.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Company on November 10, 2004 through its subsidiary, AirComp L.L.C., acquired substantially all the assets of Diamond Air Drilling Services, Inc. and Marquis Bit Co., L.L.C. (collectively "Diamond Air") for $4,600,000, and the assumption of approximately $450,000 in liabilities of Diamond Air. AirComp L.L.C. is owned 55% by the Company and 45% by M-I L.L.C. The Company and M-I L.L.C. contributed $2,530,000 and $2,070,000, respectively, to the equity of AirComp L.L.C. in order to purchase Diamond Air's assets.

The Diamond Air assets purchased consist of air hammers, hammer bits and products, accounts receivable, equipment and rolling stock utilized in the air drilling business. Diamond Air manufactures its own hammer bits. Diamond Air's air hammers and hammer bits will complement and add to AirComp's offering of products and services and enhance its ability to offer packaged pricing. Diamond Air had revenues of approximately $4.0 million and $5.5 million for the seven months ended July 31, 2004 and for the twelve months ended December 31, 2003, respectively. Greg Hawley, President of Diamond Air will continue with AirComp as head of the Diamond Air Drilling division of AirComp.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

         The Company will file the financial statements required by this Item
9.01 not later than 60 days after the date this initial report on Form 8-K is due.

(b) Pro Forma Financial Information.

         The Company will file the pro forma financial statements required by this Item 9.01 not later than 60 days after the date this initial report on Form 8-K is due.

(c) Exhibits.

         10.61 Asset Purchase Agreement dated November 10,2004 by and among AIRCOMP L.L.C., a Delaware limited liability company, DIAMOND AIR DRILLING SERVICES, INC., a Texas corporation and MARQUIS BIT CO., L.L.C., a New Mexico limited liability company, GREG HAWLEY and TAMMY HAWLEY, residents of Texas and CLAY WILSON and LINDA WILSON, residents of New Mexico.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALLIS-CHALMERS CORPORATION

                                             By: /s/ Munawar H. Hidayatallah
                                                 ---------------------------
                                                 Munawar H. Hidayatallah
                                                 Chief Executive Officer
                                                 and Chairman


Date: November 15, 2004

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